UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 1, 2025

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Dismissal of Marcum LLP. On July 1, 2025, with the approval of the Audit Committee of the board of directors of PEDEVCO Corp. (the “Company”, “we” and “us”), the Company dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of Marcum on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023 (the “Audit Periods”), did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Audit Periods and during the period from December 31, 2024 through July 1, 2025, the Company had: (i) no disagreements with Marcum of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Marcum’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses in the Company’s internal controls over financial reporting that were identified which related to (x) the review of the Company’s inputs to the depreciation, depletion, and amortization calculations and the preparation of the tax provision that were identified in the Company’s year-ended December 31, 2024 financial statements, and (y) the review of the Company’s inputs to the depreciation, depletion, and amortization calculations that were identified in the Company’s year-ended December 31, 2023 financial statements.

The Company provided Marcum with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing and requested that Marcum furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not Marcum agreed with the disclosure in this Item 4.01. A copy of Marcum’s letter to the SEC in response to the foregoing request is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Weaver and Tidwell, L.L.P. Also, on July 7, 2025, with the approval of the Audit Committee, the Company engaged Weaver and Tidwell, L.L.P. (“Weaver”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately.

During the Audit Periods and during the period from December 31, 2024 through July 7, 2025, neither the Company nor anyone on its behalf consulted Weaver regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of John K. Howie as a member of the Board of Directors

On July 7, 2025, the Board of Directors of the Company, pursuant to the power provided to the Board of Directors by the Company’s Bylaws, as amended, increased the size of the Board of Directors to five (5) members and appointed Mr. John K. Howie as a member of the Board of Directors to fill the one (1) newly created vacancy on the Board of Directors, effective July 7, 2025. The Board of Directors also affirmatively determined that Mr. Howie was “independent” as defined in Section 803(A) of the NYSE American Company Guide and pursuant to Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and appointed Mr. Howie to the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of the Board of Directors.

Mr. Howie is not a party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Mr. Howie and any other person pursuant to which he was selected to serve as a director of the Company, nor is he a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except in connection with the grant of restricted stock discussed below and the indemnification agreement discussed below.

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The Company has entered into its standard form of Indemnification Agreement (the “Indemnification Agreement”) with Mr. Howie in connection with his appointment to the Board of Directors. The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Howie under the circumstances and to the extent provided for therein, for certain expenses he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as an officer of the Company, and otherwise to the fullest extent permitted under Texas law and the Company’s governing documents. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be complete, and is qualified in its entirety by the Company’s standard form of indemnification agreement incorporated by reference herein as Exhibit 10.4. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with other Company officers and directors.

There are no family relationships between any director or executive officer of the Company, including, but not limited to Mr. Howie.

Biographical information for Mr. Howie is provided below:

Mr. John K. Howie, Age 66

Mr. Howie has over 40 years of experience in oil and gas engineering, management, and finance. Since August 2024, Mr. Howie has served as Chief Executive Officer of Red Wolfpack Holdings, a privately-held Houston, Texas-based firm he founded that pursues natural gas development opportunities. Prior to forming Red Wolfpack Holdings, from May 2017 until July 2024 Mr. Howie was President of Tellurian Production Company, a wholly-owned subsidiary of Tellurian Inc. (formerly NYSE AMEX: TELL), a Houston, Texas-based natural gas company that was acquired by Woodside Energy Group Ltd. in October 2024. Prior to May 2017, Mr. Howie founded and managed Impact Natural Resources, a Houston, Texas-based E&P company with assets in the Texas Gulf Coast and West Texas (from January 2016-2017), Parallel Resource Partners, an energy-focused investment firm headquartered in Houston, Texas which he co-founded and served as a Principal and Managing Director (from February 2010 to December 2023), Goldman, Sachs and Company, where he served as the Head of E&P Capital (from July 2003 to June 2009), EnCap Investments, L.L.C., a Houston, Texas-based private equity firm where he served as Vice President (from July 1999 to July 2003), and at various other E&P companies, including Range Resources Corporation, Apache Corporation, and Amoco Corporation (from 1982 to 1999).

Mr. Howie holds a Bachelor of Science, Chemical Engineering, from New Mexico State University, and is a Registered Professional Engineer in Texas.

(e) Restricted Stock Award

On July 7, 2025, the Company granted 150,000 shares of restricted Company common stock under the Company’s Amended and Restated 2021 Equity Incentive Plan (the “Plan”) to Mr. John K. Howie (who was appointed to the Board of Directors on the same date as discussed above), a non-employee director, which shares vest on July 7, 2026, subject to Mr. Howie continuing to serve as a member of the Company’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and Mr. Howie.

The restricted stock was issued in consideration for Mr. Howie agreeing to serve as an independent non-employee director of the Company.

The description of the restricted stock award is not complete and is qualified in its entirety by the form of Restricted Shares Grant Agreement for the award granted on July 7, 2025, which is incorporated by reference herein as Exhibit 10.3, and which is incorporated by reference into this Item 5.02 in its entirety.

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Item 7.01 Regulation FD Disclosure.

The Company issued a press release on July 8, 2025 regarding the matters discussed in Item 5.02 above. A copy of the press release attached hereto as Exhibit 99.1, and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 of this Current Report (and included in Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 ofH the Securities Exchange Act of 1934, as amended (the “ExchaHnge Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	PEDEVCO Corp. 2021 Equity Incentive Plan * (1)
10.2	First Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan* (2)
10.3	PEDEVCO Corp. 2021 Equity Incentive Plan Form of Restricted Shares Grant Agreement * (3)
10.4	PEDEVCO Corp. - Form of Indemnification Agreement * (4)
16.1	Letter from Marcum LLP dated July 8, 2025
99.1**	Press release dated July 8, 2025
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Indicates management contract or compensatory plan or arrangement.

** Furnished herewith.

(1) Filed on September 1, 2021, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(2) Filed on August 30, 2024, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(3) Filed on September 1, 2021, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-259248).

(4) Filed on March 31, 2024, as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and incorporated by reference herein (File No. 001-35922).

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: July 8, 2025	By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

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